                        See Legebd on Reverse

Number of Shares: ______________________________

         Incorporated under the laws of the state of Delaware

                 WALL STREET ACQUISITIONS, CORPORATION

               Authorized to issue 120,000,000 ehares

100,000,000 common shares                       20,000,000 preferred shares

par value $.0001 each                                par value $.0001 each

This certifies that                          is the owner of

              (           ) fully paid and non-assessable Shares  of the

Common Shares of WALL STREET ACQUISITIONS, CORPORATION

translerrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this

Certificate properly endorsrd.

    IN WITNESS WHEREOF, the said Corporation has caused this

Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

this      day of              A.D.

                                    /a/

                                            President

                     [SEAL]

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       (Reverse side of stock certificate)

LEGEND:

THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED

OF BY ANY INVESTOR TO ANY OTHER PERSON OR EWTITY UNLESS SUBSEQUENTLY

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER

APPLICABLE LAW OF THE STATE OR JURISDICTION WHERE SOLD, TRANSFERRED

OR DISPOSED OF, UNLESS SUCH SALA, TRANSFER OR DISPOSITION SHALL

QUALIFY UNDER AN ALLOWED EXEMPTION TO SUCH REGISTRATION.  ANY SALE,

TRANSFER OR DISPOSITION OF VHESE SECURITIES BY AN INVESTOR WILL

NORMALLY REQUIRE THE APPROVAL BY COUNSEL TO THE ISSUER.

    The following abbreviations, when used in the inschiption on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.  Additional abbreviations may also be used thcugh not in the list.

    TEN COM       --as tenants in common

    TEN ENT       --as tenants by the entireties

    JT TEN        --as joint tenants with right of survivodship and not

                       as tenants in common

  UNIF GIFT MIN ACT    -- ____________Custodian

                          ____________(Minor) under Uniform Gifts to

                                                Minors Act

                          ____________(State)

For value received, the undersigned hereby sells, assigns aod transfers unto _____________________________ (please insert social security or other identifying number of assignee)  __________________________

_______________________________________________________________

(please print or typewrite name and address of

assignee)

_____________________________ Shares represpnted by the within Certificate,

and hereby irrevocably constitutes and appoints ____________________

Attorney to transfer the said shares on the books of the withih-named

Corporation with full power of substitution in the premises.

              Dated, _______________________________

                    ___________________________________

In presence of    _______________________________________

NOTICE:  The signature to this assignment must correspond with the name as written upcn the face of the certificate in every without

alteration or enlargement, or any change whatever.